Annual Meeting
MutualFirst Financial, Inc.

April 27, 2011

Symbol: MFSF

David Heeter

President and CEO

MutualFirst Financial, Inc.

121st Annual Meeting
MutualBank

MutualFirst Financial, Inc.

Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MutualFirst Financial, Inc.

David Heeter

President and CEO

MutualFirst Financial, Inc.

2010 in Review

Dodd-Frank Wall Street Reform and Consumer Protection Act

- Wide reaching, complex and significant regulation


Wall Street
Reform &
Consumer
Protection
Act

MutualBank Markets

Unemployment Statistics

- 2009 Average - 11.9%
- 2010 Average - 10.6%
- 2011 Average (March) - 9.8%

Full Service Financial Center

MutualWealth Office

Lending Office



Berrien
St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

Thank you





Edward J. Dobrow

Jon Marler

Welcome Jim Schrecongost



- 20+ years of senior and executive level experience
- Bank management and trust company leadership

Chris Cook, Chief Financial Officer



- 15 Years of Service to MutualBank
  - 4+ as Director of Finance
  - Managed all aspects of accounting operations
- BS in Actuarial Science from BSU
- MBA from BSU
- Certified Public Accountant

2010 Operational Focus

MutualFirst Financial, Inc.

Gross Loan Balances


$1,062,215
$989,387
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2009
2010

*In Thousands

Loan Mix



Mortgage
Consumer
Commercial
31%
46%
23%

1 – 4 Family Residential


$521,364
$480,832
$468,502
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2008
2009
2010

*In Thousands

Mortgage Loan Originations


$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$125,911
$258,608
$185,618
2008
2009
2010

*In Thousands

Total Deposits


$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$1,045,196
$1,121,569
$1,174,459
2009
2010
Mar-11

*In Thousands

Deposit Mix


Term
Short Term / Core
2009
38%
62%
2010
40%
60%

Trust
Investment
Retirement Plan Services

MutualWealth
Management Group

Assets Under Management


$500,000
$400,000
$300,000
$200,000
$100,000
$0
$371,005
$460,143
2009
2010

*In Thousands

MutualWealth Fee Income Generation


$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$2,237
$2,556
2009
2010

*In Thousands

Retirement Plans
Mutual Funds
Annuities
529 Plans
Stocks & Bonds
401k Rollovers

MutualFinancial
Investment Services

MutualFinancial Gross Commission


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$665
$1,271
2009
2010

*In Thousands

Non-Interest Expense


$43,326
$40,005
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
2009
2010

*In Thousands

Financial Performance

Total Assets


$1,399,034
$1,406,902
$1,447,218
$1,450,000
$1,400,000
$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
2009
2010
1st Qtr 2011

*In Thousands

Balance Sheet Structure


Assets
Liabilities
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Investments
Loans
Deposits
Borrowings
2009
2010

*Percentage of Total Assets

Total Deposits



$1,174,459
$1,180,000
$1,160,000
$1,140,000
$1,120,000
$1,100,000
$1,080,000
$1,060,000
$1,040,000
$1,020,000
$1,000,000
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

*In Thousands

Loans Receivable


$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
$966,568
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

*In Thousands

Net Interest Margin



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.14%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

Net Interest Income


$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$10,315
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

*In Thousands

Credit Quality

MutualFirst Financial, Inc.

Non-Performing Assets/ Total Assets


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.69%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

Non-Performing Loans/ Total Loans



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.09%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

Net Charge-Offs/ Average Loans


1.94%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

*Annualized

Allowance for Loan Loss / Non-Performing Loans



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
52.99%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

Capital

Capital Purchase Plan / T.A.R.P.

MutualFirst Financial, Inc.

Total Risk Based Capital



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.08%
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

Total Stockholder's Equity


$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$130,972
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

*In Thousands

Non-Interest Expense


$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$10,475
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011

*In Thousands

121st Annual Meeting
MutualBank

MutualFirst Financial, Inc.

What does the future hold?



121st Annual Meeting
MutualBank

MutualFirst Financial, Inc.

Thank You

MutualFirst Financial, Inc.